EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of MAJOR CREATIONS INCORPORATED (the  "Company") on Form 10-QSB for the period ended January 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the  "Report"), I, William Major Chief Financial Officer of the Company,  certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained  in the  Report  fairly  presents,  in all  material respects, the financial condition and results of operations of the Company.

                                                  /s/ William Major

Date: March  14 , 2006            William Major

                                                 Chief Financial Officer, principal financial officer and principal accounting officer